Subsequent Events	5 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 6 - SUBSEQUENT EVENTS

On January 10, 2017, the Company effected a change of its control. The Company cancelled an aggregate of 19,500,000 shares of the then 20,000,000 shares of outstanding stock valued at par. James M. Cassidy resigned as the Company’s president, secretary and director and James McKillop resigned as the Company’s vice president and director. Ali Kasa was then named sole director of the Company and was named President, Secretary and Chief Financial Officer of the Company.

On January 11, 2017, the Company issued 5,000,000 shares of its common stock to its then sole officer and director, Ali Kasa. In March 2017, the Company issued 5,000,000 shares to Waleed Badurik for services. Mr. Badurik has been appointed a director of the Company and serves as Chief Technology Officer.

The Company designated 1,000 shares of its preferred stock as Series A Preferred Stock. The holders of the Series A Preferred Stock voting as a class have a voting power equal to 51% of the total vote on all shareholder matters. In addition, the Company amended its bylaws to prohibit making any changes to the Series A designation without the affirmative vote of at least 66 2/3% of the outstanding shares of Series A. The Company issued 600 shares of its Series A Preferred Stock to Ali Kasa, a director and its president and 400 shares of its Series A Preferred Stock to Waleed Badurik, a director and its chief technology officer.

In March 2017, the Company issued an aggregate of an additional 8,763,367 shares of common stock to 32 investors pursuant to Regulation D of the Rules and Regulations of the Securities and Exchange Commission for an aggregate of $29,900.